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                                                                Exhibit 10.10.1

                  ADDENDUM TO THAT CERTAIN LEASE BY AND BETWEEN
                  CARL D. PANATTONI AND JOHN E. VAN VALKENBURGH
         ("LANDLORD") AND WEST MARINE PRODUCTS, A CORPORATION ("TENANT")

         This Addendum shall modify and, to the extent inconsistent with, amend that certain real estate lease between CARL D. PANATTONI and JOHN E. VAN VALKENBURGH (collectively "Landlord") and WEST MARINE PRODUCTS, INC., (the "Tenant"). Except as expressly set forth in the Addendum, all capitalized terms shall have the meanings assigned to them in the preprinted lease and the previous Addendum and Riders. The preprinted lease, previous addendum and riders shall be referred to as the "Lease."

The following section is hereby amended to read as follows:

Section 1.12: Rent and Other Charges Payable By Tenant.
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         (a) Base Rent. The initial monthly base rent ("Base Rent") per square
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foot (measured outside wall to outside wall) shall be calculated at (i)
Twenty-Six and 9/10 Cents ($0.269) per square foot for months one and two (1 and 2) of the Lease Term; (ii) Twenty-Nine and 9/10 Cents ($0.299) per square foot for months three through sixty (3-60) of the Lease Term; and then (iii) Thirty-Two and 9/10 Cents ($0.329) per square foot per month for months Sixty-One through month One Hundred and Eighty (61-180); and shall be paid monthly as provided in Section 3.01. As additional Base Rent, Tenant will make a lump sum payment to Landlord of Two Hundred and Forty Thousand and no/100 ($240,000) Dollars no later than August 1, 1996.


LANDLORD:

By:      /s/  Carl Panattoni                                       6/3/96
       ------------------------------                       -------------------
        Carl D. Panattoni                                           Date


By:      /s/ John E. Van Valkenburgh
       ------------------------------                       -------------------
        John E. Van Valkenburgh                                     Date


TENANT:

By:     /s/  John C. Zott
       -----------------------------                       ---------------------
        John C. Zott                                                Date
        CFO


By:     /s/  Bonnie Tragni
       -----------------------------                        --------------------
        Bonnie Tragni                                               Date
        Director of Real Estate